The securities you are acquiring hereby from THE GREEN POLKADOT BOX LLC through this Subscription Agreement have not been registered under the Securities Act of 1933 or the securities laws of any state or other jurisdiction.  There are further restrictions on the transferability of these securities described herein.

The purchase of the securities involves a high degree of risk and should be considered only by persons who can bear the risk of loss of their entire investment.

Subscription Agreement

for Convertible Promissory Note of

THE GREEN POLKA DOT BOX LLC

This SUBSCRIPTION AGREEMENT made as of this ____ day of ______, 20__ between THE GREEN POLKADOT BOX LLC, a Utah limited liability company (the “Company”, “we,” or “us”) and the undersigned (the “Subscriber”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Company is offering in a private placement on a “best-efforts” basis to accredited investors up to $500,000 of Convertible Promissory Notes upon the terms and subject to the conditions contained herein.

1.           Subscription for Convertible Promissory Note.

1.1           Subject to the satisfaction or waiver of the terms and conditions of this Agreement, the Subscriber, whose address is as set forth in Section 11 below, hereby agrees to purchase and the Company hereby agrees to sell a Convertible Promissory Note, in substantially the form attached hereto as Exhibit A  (the “Promissory Note”) in the principal amount of $ (the “Principal Amount”).  The Promissory Note will bear interest at the rate of 12% per annum until the Promissory Note is paid in full (the “Interest”). The Promissory Note, including the Principal Amount and all accrued interest will be due and payable on June 30, 2012 (“Maturity”).

1.2           The Subscriber shall effect a wire transfer for the Principal Amount to the Company’s escrow account in accordance with the wire instructions attached hereto as Exhibit __.

1.3           The Principal Amount and accrued Interest on Promissory Note may be exchanged in accordance with the terms of the Promissory Note prior to Maturity into (i) Common Units of the Company, as defined in the Company’s Amended Operating Agreement, which is attached hereto as Exhibit “B” (the “Operating Agreement”), at the rate of $.72 per Common Unit, and (ii) a Common Unit Purchase Warrant (the “Warrant”) for each 1.5 Common Units acquired on the conversion of the Promissory Note.  The Promissory Note, the Common Units and the Warrant are hereinafter referred to as the “Securities.” The Warrants will be exercisable at $1.35 per Common Unit until December 31, 2016.  A copy of the form of the Warrant is attached hereto as Exhibit “C”.  For example, if you decide to convert $72,000 of Principal Amount and Interest, the Company would issue to you 100,000 Common Units and 66,667 Warrants or, if you decide to convert $100,000 of Principal Amount and Interest, the Company would issue to you 138,889 Common Units and 92,593 Warrants.

1.4           The Subscriber hereby acknowledges and agrees that in accordance with the terms of the Promissory Note, the Company shall have the right to force the exchange of any outstanding and unpaid principal portion of the Promissory Note into the applicable amount of securities issued in a financing transaction undertaken by the Company in connection with a merger of the Company with and into a company whose securities are publicly traded in which transaction or merger the Members of the Company receive securities of the acquiring company. The Mandatory Exchange shall be effected automatically at the closing of such a transaction or merger without further approval of the holders of the Promissory Notes.

2.           Use of Proceeds. Your subscription funds for the Principal Amount will be utilized by the Company for general working capital purposes at the discretion of the Company.

3.           Representations Made by the Company.  The Company represents and warrants that (i) the Company is duly formed and validly existing under the laws of the State of Utah, with full power and authority to conduct its business as it is currently being conducted and to own its assets, (ii) the Company is authorized to issue the Promissory Note, (iii) the Promissory Note, when issued, will be a valid and binding obligation of the Company and its successors, and (iv) the Common Units and the Warrants issuable upon conversion of the Promissory Note, when issued, will entitle you to full rights as a Member of the Company in accordance with the terms of the Operating Agreement.

4.           Representations Made by the Subscriber.  The undersigned hereby represents and warrants to and covenants with the Company that:

4.1           The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

4.2           The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

4.3           The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

4.4           The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned's own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

4.5           The undersigned is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The undersigned acknowledges that the undersigned has completed the Accredited Investor Questionnaire contained in Exhibit D and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof.

4.6           The undersigned understands and accepts that the purchase of the Securities involves various risks, including but not limited to the risks outlined in Exhibit E hereto. The undersigned represents that it is able to bear any loss associated with an investment in the Securities

4.7           The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided herein or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned's authority to invest in the Securities.

4.8           The undersigned is familiar with the business and financial condition and operations of the Company. The undersigned has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

4.9           The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

4.10           The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

4.11           The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

4.12           The undersigned understands that the Securities are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the "Commission") provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission's rules, the undersigned may dispose of the Securities principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time.

4.13           The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Securities will bear a legend in substantially the form contained below making reference to the foregoing restrictions; and (C) that the Company and it affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS."

4.14           The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

4.15           The undersigned acknowledges that no representations or warranties have been made to the undersigned by the Company or any other persons acting on the Company’s behalf, or any affiliate of any of them, other than those representations set forth in this Subscription Agreement.

4.16           The undersigned acknowledges that the undersigned has been urged to consult with an attorney or other financial advisor with respect to the terms of this Subscription Agreement.

4.17           The undersigned acknowledges and understands that the Company is relying upon the undersigned’s  representations made in this Subscription Agreement in agreeing to issue the Securities to the undersigned.

4.18           The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned's representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

4.19            The undersigned acknowledges that the undersigned (i) has been advised by the Company that an investment in the Securities is highly speculative; (ii) may lose its entire investment; (iii) has the financial ability to lose its entire investment; (iv) has no need for liquidity in this investment; and (v) has considered the Risk Factors set forth in Exhibit “E” before determining that an investment in the Securities is an appropriate investment for the undersigned.

5.           Acceptance.  Upon the Company’s acceptance of this Subscription Agreement, the Company will issue to the Subscriber the Promissory Note in the Principal Amount set forth in Section 1 above.

6.           Counterparts.  This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

7.           Assignability.  This Subscription Agreement is not transferable or assignable by you to anyone else except as provided within the Subscription Agreement.

8.           Choice of Law and Forum.  This Subscription Agreement shall be governed by the laws of the State of Utah and any claims, litigation, or arbitration asserted or commenced between us regarding any aspect of this Subscription Agreement or related in any way to Securities shall be brought within the State of Utah in Utah County, which jurisdiction shall have exclusive jurisdiction of such matters.  The prevailing party in any dispute shall be entitled to recover costs and reasonable attorneys’ fees as determined by the trier of fact.

9.           Entire Agreement.  This Subscription Agreement constitutes the entire understanding and agreement between us with respect to your investment in the Securities and no other agreements, understandings, restrictions, representations, or warranties between us other than those stated in this Subscription Agreement and the Operating Agreement shall govern your investment in the Securities.

10.           Agreement. By signing this document you are entering into a Subscription Agreement, agreeing to invest money in the Company, and you explicitly authorize us to accept your subscription funds as set forth in Section 1 above for our immediate use for the general working capital of the Company.

        11.  Purchaser Information.

Full Name

Street Address:

Telephone Number:

Fax Number:

E-Mail Address:

Social Security or Tax ID Number:

(The remainder of this page is intentionally blank; the signature page follows.)

NOW THEREFORE, the parties hereto agree to all of the foregoing and the undersigned Subscriber agrees to make the loan evidenced by the Promissory Note as stated in this Subscription Agreement as of December ___, 2011.

THE GREEN POLKADOT BOX LLC		SUBSCRIBER

By:
	Rod Smith, Manager	Printed Name of Subscriber

Signature of Subscriber

Name and Title (if applicable)

EXHIBIT “A”

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

THE GREEN POLKADOT BOX LLC

FORM OF CONVERTIBLE PROMISSORY NOTE

Issue Date:________________
$___,000                                                                                                                                                      American Fork, Utah

FOR VALUE RECEIVED, THE GREEN POLKADOT BOX LLC, a Utah limited liability company (hereinafter called “Borrower”), hereby promises to pay to the order of _________________, at _________________  (the “Holder”), without demand, the sum of _____________________ Dollars ($_____________) (“Principal Amount”), with interest accruing thereon, on June 30, 2012 (the “Maturity Date”), if not sooner paid or exchanged in accordance with the terms hereof.

This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower, the Holder and the other signatories thereto (“Other Holders”) dated at or about the date hereof (the “Subscription Agreement”), who have been issued Promissory Notes pursuant to the Subscription Agreement and shall be governed by the terms of such Subscription Agreement.  Unless otherwise separately defined herein, all capitalized terms used in this Promissory Note shall have the same meaning as is set forth in the Subscription Agreement.  The following terms shall apply to this Note:

ARTICLE I
GENERAL PROVISIONS

1.1           Interest Rate.   Interest payable on this Note shall accrue at the annual rate of twelve (12%) percent  and be payable on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

1.2           Exchange Privileges.  The Exchange Rights set forth in Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full.  This Note shall be payable in full on the Maturity Date, unless previously exchanged into other securities of the Company in accordance with Article II hereof.

Exhibit A 1

ARTICLE II

EXCHANGE RIGHTS

2.1.           Exchange of Note.

(a)           Optional Exchange. The Holder shall have the right from and after the date of the issuance of this Promissory Note and then at any time until this Promissory Note is fully paid, to exchange any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder into (i) Common Units of the Company, as defined in the Company’s Amended Operating Agreement, at the rate of $.72 per Common Unit, and (ii) a Common Unit Purchase Warrant in the form attached hereto as Exhibit C (the “Warrants”) for each 1.5 Common Units acquired through conversion of this Promissory Note (the “Conversion”).  The Warrants will be exercisable at $1.35 per Common Unit until December 31, 2016. For example, if you decide to convert $72,000 of Principal Amount and Interest, the Company would issue to you 100,000 Common Units and 66,667 Warrants or, if you decide to convert $100,000 of Principal Amount and Interest, the Company would issue to you 138,889 Common Units and 92,593 Warrants.

                      (b)           Mandatory Exchange. The Company shall have the right to force the exchange of any outstanding and unpaid principal portion of this Note into the applicable amount of securities issued in a financing transaction undertaken by the Company in connection with a merger of the Company with and into a company whose securities are publicly traded (“Pubco”) in which transaction or merger the Members of the Company receive securities of the acquiring company. Upon a Mandatory Exchange, any outstanding and unpaid principal portion of this Note, and accrued interest into (i) shares of common stock of Pubco at the rate of $.72 per share, and (ii) a common stock purchase warrant (the “Pubco Warrant”) for each 1.5 shares of Pubco common stock acquired through conversion of this Promissory Note (the “Conversion”).  The Pubco Warrants will be exercisable at $1.35 per share until December 31, 2016. The Mandatory Exchange shall be effected automatically at the closing of such a transaction or merger without further approval of the Holder.

ARTICLE III
MISCALLANEOUS

3.1           The Holder shall be entitled to collect a reasonable attorneys’ fee from the Company, as well as other costs, charges, and expenses reasonably incurred, in curing any default or attempting collection of the payment due on this Promissory Note, whether or not litigation or any proceeding to enforce this Agreement is commenced.

3.2           Governing Law. Any litigation brought to enforce any of the terms of this Promissory Note shall be brought in the state courts of Utah located in either Salt Lake County or Utah County.  This Promissory Note shall be governed by and construed solely in accordance with the laws of the State of Utah.

(The remainder of this page is intentionally blank; the signature page follows.)

Exhibit A 2

IN WITNESS WHEREOF, the Company has executed this Promissory Note as of the day first hereinabove written.

THE GREEN POLKADOT BOX LLC

By:
Rod A. Smith, Manager

AGREED AND ACCEPTED BY THE HOLDER:

Name of Holder:

Signature:

By (if entity):

Name (if entity):

Title (if entity):

Dated:

Exhibit A 3

EXHIBIT “B”

THE GREEN POLKADOT BOX LLC

AMENDED AND RESTATED OPERATING AGREEMENT

This Amended and Restated Operating Agreement (this “Agreement”) is made and entered into and effective as of December 15, 2011 (the “Effective Date”).

R E C I T A L S:

A.           Rod Smith, the initial Manager formed a limited liability company named THE GREEN POLKA DOT BOX LLC (the “LLC” or “GPDB”) by filing the Articles of Organization with the State of Utah on January 18, 2007.

B.           The initial registered agent of the LLC is Rod Alan Smith.

C.           The principal office of the LLC and the registered agent’s office is 10225 North Oak Creek Lane, Highland, Utah 84003.

D.           The initial Members of the LLC are Rod Smith and David & Barbara Allen who were issued 10,000,000 and 1,000,000 common units, respectively.    As of the date of this Agreement, a total of 24,561,982 Common Units have been issued to the Members listed on the signature page of this Agreement and a total of 14,150,031 Common Units have been reserved for issuance upon exercise of options and warrants to purchase Common Units and conversion of Convertible Promissory Notes as set forth in Section 4.8 below.

E.           The Members desire that this Agreement, as set forth herein, shall evidence their agreement with respect to the operations of the LLC from the date of this Agreement.

SECTION 1: DEFINITIONS

1.1           “Agreement” means this Amended and Restated Operating Agreement.

1.2           “Articles of Organization” means the Articles of Organization forming this LLC.

1.3           “Code” means the Internal Revenue Code of 1986, as amended.

1.4           “Capital Account” means the amount of a Member’s Capital Contribution as adjusted for additional Capital Contributions, Net Profit, Net Loss, and/or Distributions.

1.5           “Capital Contribution” means any contribution of value, including but not limited to cash, property, assets, etc., by a Member to the capital of the LLC.

1.6           “Common Unit” means an ownership interest in the LLC, which includes the Financial Interest, the right to vote, the right to participate in management, the right to obtain information concerning the LLC, and any other rights granted to a Member under the Articles of Organization or this Agreement. The LLC shall be authorized initially to issue up to a total of 100,000,000 Common Units and 50,000,000 Preferred Units.

Exhibit B 1

1.7           “Distribution” means any money or LLC Property (other than money) distributed to any Member arising from such Member’s LLC Interest, other than a payment to any Member for services, royalties, or as payment of interest or principal on a loan from such Member.

1.8           “Extraordinary Cash Flow” means the cash proceeds (including, without limitation, insurance or condemnation proceeds, recoveries, damages and awards) realized by the LLC as a result of an Extraordinary Event, plus cash interest payments received with respect to such proceeds, decreased by the sum of (i) the amount of such proceeds applied by the LLC to pay debts and liabilities encumbering any property of the LLC; (ii) the amount of such proceeds used, set aside or committed by the LLC, in the reasonable discretion of the Manager, for restoration and repair of any property of the LLC in the event of damage or destruction to such property; (iii) any incidental or ancillary expenses, costs or liabilities incurred by the LLC in effecting or obtaining any such Extraordinary Event, or the proceeds thereof (including, without limitation, attorneys, fees, expert witnesses, fees, accountants, fees, court costs, recording fees, transfer taxes and fees, appraisal costs, brokerage fees, and the like); (iv) the payment of such other LLC debts and liabilities, including, without limitation, any loans made to the LLC by a Member as the Manager determine; and (v) any reasonable reserve determined by the Manager in his discretion for anticipated cash disbursements that will have to be made before additional cash receipts from third parties will provide the funds therefore.

1.9           “Extraordinary Event” means the sale, hypothecation, encumbrance, disposition, exchange or other transfer, financing and/or refinancing of all or any portion of the LLC Property (other than incidental sales or exchanges of tangible personal property and fixtures), including, without limitation, condemnation or acquisition by an entity with the power of eminent domain in lieu of formal condemnation proceedings, or any damage or destruction with respect thereto.

1.10           “Financial Interest” means a Member’s right to share in the profits, losses, incomes, expenses, or other monetary items and to receive distributions and allocations from the LLC.

1.11           “Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a)
The initial Gross Asset Value of any asset contributed by a Member to the LLC shall be the gross fair market value of such asset as of the date of contribution, as determined by the contributing Member and the Manager; provided that if the contributing Member is the Manager, the determination of the gross fair market value of the contributed asset shall require the affirmative vote or written consent of a majority in interest of the other Members.

(b)
The Gross Asset Value of all LLC assets shall be adjusted to equal their respective gross fair market values, as determined by the Manager, as of the following times:  (i) the acquisition of an additional LLC Interest by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) the Distribution by the Company to a Member of more than de minimis amount of LLC assets as consideration for an LLC Interest; and (iii) the liquidation of the Company within the meaning of Section1.704-1(b)(2)(ii)(g) of the Treasury Regulations; provided, however, that adjustments pursuant to clauses (i) and (ii) above shall be made only if the Manager reasonably determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members of the LLC.

Exhibit B 2

(c)
The Gross Asset Value of any LLC asset distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of Distribution as determined by the distributee and the Manager; provided that if the distributee is a Manager, the determination of asset shall require the affirmative vote or written consent of a majority in interest of the other Manager.

(d)
The Gross Asset Values of LLC assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Section 734(b) or Section 743(b) of the Code, but only to the extent that such adjustments re taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations and any applicable sections hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent the Manager determine that an adjustment pursuant to subparagraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraphs (a), (b), or (d) above, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Net Profit and Net Loss.

1.12           “LLC” means THE GREEN POLKA DOT BOX LLC.

1.13           “LLC Interest” means an ownership interest in the LLC designated as a Common or Preferred Unit, which includes the Financial Interest, the right to vote, the right to participate in management, and the right to obtain information concerning the LLC and any other rights granted to a Member under the Articles of Organization or this Agreement.  The LLC Interest shall be denominated in Units as set forth below.  The percentage LLC Interest shall equal the percentage that the number of Units issued to a Member bears to the total number of Units outstanding.

1.14            “Manager” means the person elected, appointed, or otherwise designated in accordance with this Agreement to manage and operate the LLC once appointed in accordance with Section 6 below.

1.15           “Member” means any person or entity that owns an LLC Interest.

1.16           “Products” shall mean all Products, GPDB buying club memberships and leads for sale that are distributed by the LLC.

Exhibit B 3

1.17           “Net Profit and Net Loss” mean, for each fiscal year or other period, an amount equal to the LLC’s taxable income or loss for such year or period, net of all reasonable LLC expenses and determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

(a)
Any income of the LLC that is exempt from federal income tax and not otherwise taken into account in computing Net Profit or Net Loss pursuant to this Section shall be added to such taxable income or loss;

(b)
Any expenditures of the LLC described in Section 705(a)(2)(B) of the Code or treated as Code Section 705(a)(2)(B) expenditures pursuant to Section 1.704-1(b)(2)(iv)(i) of the Treasury Regulations, and not otherwise taken into account in computing Net Profit or Net Loss pursuant to this Section, shall be subtracted from such taxable income or loss;

(c)
In the event the Gross Asset Value of any LLC asset is adjusted pursuant Section 1.11(b) or Section 1.11(c) above, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profit or Net Loss;

(d)
Gain or loss resulting from any disposition of LLC Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)
In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period, computed in accordance with the terms herein;

(f)
To the extent an adjustment to the adjusted tax basis of any LLC asset pursuant to Section 734(b) or Section 743(b) of the Code is required pursuant to Section 1.704-1(b)(2)(iv)(m)(4) of the Treasury Regulations to be taken into account in determining Capital Accounts as a result of a Distribution other than in complete liquidation of a Member’s Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account of purposes of computing Net Profit or Net Loss; and

(g)	Notwithstanding any other provision of this Section, any items that are specially allocated as provided herein shall not be taken into account in computing Net Profit or Net Loss.

1.18           “Property” means any and all assets, in whole or in part, of the LLC, both tangible and intangible.

Exhibit B 4

1.19            “Statute” means the State of Utah’s limited liability company laws.

1.20           “Unit” shall mean a measurement of LLC Interest owned by a Member and designated as a Common Unit.

SECTION 2:  FORMATION

2.1           Formation of the LLC.  Rod Smith, the initial Manager of the LLC has formed the LLC pursuant to the laws of Utah, within which this LLC will primarily operate.

2.2           Name.  The name of the LLC is as set forth in the caption to this Agreement.  The Members shall operate the business of the LLC under such name or use such other name as the Manager deems necessary, provided that such name does not violate the Statute.

2.3           Principal Office.  The LLC’s principal place of business will be as listed in the Recitals paragraphs or situated at any other location mutually agreed upon by the Manager.  If the principal office is located outside the state of organization, and the LLC has one or more business offices in the state of organization, the Manager shall fix and designate a principal business office in the state of organization.  Branch or subordinate offices may be established at any time and at any place as the Manager may determine.

2.4           Term.           The LLC shall exist for a period of 99 years from the date of the filing of its Articles of Organization, unless sooner terminated or dissolved in accordance with its Articles of Organization or this Agreement.

2.5           Business Purpose.  The purpose of the LLC is to engage in any lawful activities for which a LLC may be organized under the Statute.

2.6           Registered Agent.  The LLC’s registered agent will be the individual specified in the Recitals or any other person or entity with an office in the state of organization as determined by the Manager.

2.7           Registered Office.  The LLC’s registered office will be as listed in the Recitals paragraphs or at any other address as determined by the Manager.

SECTION 3:  MEMBERSHIP

3.1           Current Members.  The current Members of the LLC are those persons who hold a total of 24,599,531 Common Units, whose names and addresses are maintained in the books and records of the Company.

3.2           Additional Members. Additional persons or entities may be admitted into the LLC from time to time as Members if a majority of LLC Members consent to terms and conditions of the admission of the additional Members and in accordance with the Articles of Organization and this Agreement, including persons who have been granted options or warrants to purchase Common Units as set forth in Section 4.8 below.  All new Members must sign a copy of this Agreement and must agree to be bound by the terms contained therein.

Exhibit B 5

3.3           Liability to Third Parties.  No Member shall be liable for the debts, obligations or liabilities of the LLC to a third party unless the Member agrees in writing to be liable.

3.4           Authority.  No Member has the authority or power to act for or on behalf of, to bind, or to incur any liability on behalf of the LLC except as provided in this Agreement and any other written agreements entered into with the LLC.

3.5           Withdrawal.  No Member has the right to withdraw from the LLC as a Member except as provided in this Agreement.   The withdrawal of a Member from the LLC shall be deemed a breach of this Agreement.  If a Member withdrawals in breach of this Agreement, the Member shall be liable to the LLC and the other Members for all monetary damages as a result of the breach, including but not limited to direct, indirect, incidental, and consequential damages.  The LLC and the other Members shall not have the right to prevent the withdrawing Member from withdrawing through the use of an injunction or otherwise.

3.6           Compensation.  The LLC may provide compensation to Members, including its manager and employees who are Members, in the form of salaries, loans, units of ownership, warrants to purchase units of ownership, commissions, royalties, and/or other benefits in exchange for services rendered in behalf of the LLC or other forms of assistance that are not considered as capital contributions, including financial assistance in the form of loans, letters of credit and personal guarantees.  The LLC may also determine to compensate future Members for services rendered to the LLC.  The LLC shall reimburse Members for any expense paid by them that is properly an expense of the LLC.

3.7           Classes of Ownership.  The LLC is authorized to issue two classes of equity ownership to be designated as Common and Preferred Units.  The total number of Common Units that the LLC is authorized to issue is 100,000,000; Preferred is 50,000,000.

3.8           Right of First Refusal. The holders of the Common Units shall have the right, in the event the LLC proposes to offer additional Equity Securities for sale to any other person (other than to employees, advisors and Manager), to purchase up to 50% of such Additional Equity Securities, on a pro rata basis among the holders of Common Units.

3.10           Voting Rights.  Each Common and Preferred Unit issued and outstanding shall have one vote.

3.11           Meetings of Members.

3.11.1           Place of Meeting.  Meetings of Members shall be held at any place within the United States designated by the Members and stated in the notice of the meeting.  If no place is so specified, Members’ meetings shall be held at the LLC’s principal office.

3.11.2           Annual Meeting.  An annual meeting of Members shall be held on each year within 90 days after the end of the previous fiscal year. At the annual meeting, any proper business may be transacted.

Exhibit B 6

3.11.3           Special Meetings.  A special meeting of the Members may be called at any time by one or more Members holding Interests that, in the aggregate, constitute not less than 10% of the LLC Interests.  A request for a special meeting of the Members shall be in writing, specifying the tie and place of the meeting and the general nature of the business proposed to be transacted.  The notice shall be delivered in accordance with Sections 3.4 and 3.5 below.

3.11.4           Notice of Members’ Meetings.  All notices of meetings of Members shall be sent or otherwise given in accordance with Section 3.11.5 below and not less than 10 nor more than 60 days before the date of the meeting being noticed.  The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which are intended to be presented for action by the Members.

3.11.5           Manner of Giving Notice; Affidavit of Notice.  Notice of any meeting of Members shall be given either personally, by first class mail, facsimile, telegraphic, or other written communication, charges prepaid, addressed to each Member at the address of each Member appearing on the books of the LLC or more recently given by the Member to the LLC for the purpose of notice.

3.11.6           Conduct of Meetings.  All meetings of the Members shall be presided over by the Manager.  The Manager shall determine the order of business and the procedures to be followed at the meeting.

3.11.7           Quorum.  The presence, in person or by proxy, of Members holding 60% of the LLC Interests (including the Common Units and Preferred Units) shall constitute a quorum at all meetings of the Members for the transaction of business.

3.11.8           Approval. The vote of a majority of the LLC Interests, inclusive of the Common and Preferred Units, shall be required to approve any action, unless a greater or lesser vote is required pursuant to this Agreement or by Statute.  Unless required by law or by this Agreement, no approvals shall require separate approval by any class of LLC Interests.

3.11.9           Waiver of Notice or Consent by Absent Members.  The transactions of any meeting of Members, either annual or special, however called and noticed, and whenever held, shall be as valid as if it had occurred at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote but not present in person or by proxy, signs a written waiver of notice, a consent to the holding of the meeting, or any approval of the minutes thereof.

3.11.10 Member Action by Written Consent without a Meeting.  Any action which may be taken at any annual or special meeting of Members may be taken without a meeting and without prior notice, if consent in writing, setting forth the action so taken, are signed by Members holding LLC Interests representing the aggregate number of votes equal to or greater than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all LLC Interests entitled to vote thereon were present and voted.  All such consents shall be filed with the LLC’s books and records.

Exhibit B 7

3.11.11 Proxies.  Every Member entitled to vote shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the Member and filed with the Board of Manager.  A proxy shall be revocable unless the proxy specifically states that it is irrevocable.

SECTION 4:  CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS

4.1           Initial Contributions.  The Members holding Common Units have each made initial cash contributions or provided services to the LLC for their LLC Interests as set forth in the books and records of the Company.

4.2           Additional Contributions.  No Members shall be required to make any additional Capital Contributions.

4.3           Capital Accounts.  A Capital Account (hereinafter referred to as “Capital Account”) shall be established and maintained for each Member.  Each Member’s Capital Account will be accounted for separately and will be maintained in accordance with generally accepted accounting principles.  However, a Member who has more than one LLC Interest shall have only one Capital Account that reflects all of that Member’s LLC Interests.  If a Member validly transfers his or her LLC Interest, the Capital account of the transferring Member shall carry over to the transferee Member in accordance with the Code.

4.4           Adjustments to Capital Accounts.  Each Member’s Capital Account shall be adjusted as follows:

(a)           Increases.  Each Member’s Capital Account shall be increased by:

(i)	Capital contributions of cash, services, and/or property at its agreed upon fair market value;

(ii)           All items of LLC income and gain (including income and gain exempt from tax).

(b)           Decreases.  Each Member’s Capital Account shall be decreased by:

(i)           Distributions of cash and/or property at its agreed upon fair market value;

(ii)	All items of LLC deduction and loss (including deductions and loss exempt from tax).

4.5           Advances by Members.  Members may, at any time, advance funds to the LLC if requested by the LLC.  An advance is a loan from the Member to the LLC and shall bear interest at the prevailing interest rate.  An advance is not a Capital Contribution.

4.6           No Preemptive Rights.  Except as set forth in Section 3.9.6, no Member of the LLC shall be entitled to any preemptive or preferential rights, as such rights are defined by law, to subscribe for or purchase his or her proportional part of any additional or future LLC Interest which may be issued by the LLC.

Exhibit B 8

4.7           Return of Capital.  No Member shall have the right to withdraw or obtain a return of his or her Capital Contribution except as provided in this Agreement.  The return of a Member’s Capital Contribution may not be withdrawn in the form of property other than cash except as provided in this Agreement.

4.8           Options and Warrants to Acquire Common Units.

4.8.1           The Manager shall have the right to grant options and issue warrants to purchase Common Units to employees and key consultants of the Company.  The Manager shall also have the right to issue promissory notes that are convertible into Common Units and warrants to purchase Common Units.

4.8.2           As of the date of this Agreement, (i) the Manager has approved the grant to key employees of options to purchase a total of 11,096,521 Common Units at an exercise price of $.25 per Common Unit, which options are either vested or vest over a four-year period, (ii) the Manager has issued to key consultants warrants to purchase 1,896,100 Common Units at exercise prices ranging from $.01 to $1.00, which warrant are either vested or vest over a three-year period, and (iii) the Company has reserved 694,445 Common Units for issuance upon conversion of up to $500,000 in convertible promissory notes at the rate of $.80 per Common Unit, and the Company has reserved 462,965 Common Units issuable upon exercise of warrants at an exercise price of $1.35 per Common Unit, which warrants are issuable upon conversion of such convertible promissory notes.

4.8.3           In approving the terms of this Agreement, a majority of LLC Interests have also approved and ratified the options, warrants, and convertible promissory notes described in this Section 4.8.

SECTION 5:  ALLOCATION OF NET PROFITS, NET LOSSES, AND DISTRIBUTIONS

5.1           Net Loss. After giving effect to the special allocations set forth in Section 5.3 and 5.4 below, Net Loss for any fiscal year shall be allocated among the Members as follows:

(a)
Net Loss from Operations.  Net Loss resulting from the operations of the LLC (as distinguished from Net loss resulting from an Extraordinary Event) shall be allocated to the Members’ capital accounts after the end of each fiscal year in accordance with their respective LLC Interests.

(b)
Net Loss from an Extraordinary Event.  Net Loss resulting from an Extraordinary Event (as distinguished from Net Loss from operations) shall be allocated to Members’ capital accounts at the end of each fiscal year in accordance with the following:

(i)
First, such Net Loss for such fiscal year shall be allocated to the Members in proportion to the balances in their respective Capital Accounts until, and to the extent, required to reduce each Member’s Capital account to zero;

Exhibit B 9

(ii)	Thereafter, such Net Loss shall be allocated to the Members in accordance with their respective LLC Interests.

5.2           Net Profit.  After giving effect to the special allocation set forth in Sections 5.3 and 5.4 below, Net Profit for any fiscal year shall be allocated among the Members as follows:

(a)
Net Profit from Operations.  Net Profit resulting from the operations of the LLC (as distinguished from Net Profit resulting from an Extraordinary Event) shall be allocated to and apportioned among the Members at the end of each month in proportion to their respective LLC Interests.

(b)
Net Profits from an Extraordinary Event.  Net Profit of the LLC from an Extraordinary Event shall be allocated to and apportioned among the Members at the end of each month in proportion to their respective LLC Interests.

5.3           Special Allocations.  The following special allocations shall be made in the following order:

(a)
LLC Minimum Gain Chargeback.  Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provision of this Article 5, if there is a net decrease in LLC Minimum Gain during any fiscal year, each Member shall be specially allocated items of income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member’s share of the net decrease in LLC Minimum Gain determined in accordance with Section 1.704-2(j)(2) of the Treasury Regulations.  This paragraph (a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

As used herein,  “LLC Minimum Gain” shall have the meaning set forth in Sections 1.704-2(b)(2) and 1.704-2(i)(4) of the Treasury Regulations

(b)
Member Nonrecourse Debt Minimum Gain Chargeback.  Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article 5, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any fiscal year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations.  Allocations pursuant to the preceding sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations.  This paragraph (b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

Exhibit B 10

As used herein, “Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the LLC Minimum Gain that would result if such Member Nonrecourse Debt were a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

As used herein, “Member Nonrecourse Debt” shall have the meaning set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

As used herein, “Nonrecourse Liability” shall have the meaning set forth in Section 1.704-2(b)(3) of the Treasury Regulations.

(c)
Qualified Income Offset.  In the event any Member receives any adjustments, allocations, or Distributions described in subparagraphs (4), (5), or (6) of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations, items of income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital account Deficient of such Member as quickly as possible, provided that an allocated pursuant to this paragraph (c) shall be made if and only to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 5 have been tentatively made as if this paragraph (c) were not in the Agreement.

As used herein, “Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant fiscal year or other period, after giving effect to the following adjustments:

(i)
Credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Section 1.704-2(i)(5) of the Treasury Regulations; and

(ii)	Debit to such Capital Account the items descried in subparagraph (4), (5) and (6) of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

Exhibit B 11

(d)	Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year or other period shall be specially allocated among the Members in accordance with their respective LLC Interests.

As used herein, “Nonrecourse Deductions” shall have the meaning set forth in Section 1.704-2(b)(1) of the Treasury Regulations.

(e)
Member Nonrecourse Deductions.  Any Member Nonrecourse Deductions for any fiscal year or other period shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i)(1) of the Treasury Regulations.

As used herein, “Member Nonrecourse Deductions, shall have the meaning set forth in Section 1.704-2(b)(1) and 1.704-2(i)(2) of the Treasury Regulations.

(f)
Section 754 Adjustment.  To the extent an adjustment to the adjusted tax basis of any LLC asset pursuant to Section 734(b) or Section 743(b) of the Code is required, pursuant to subparagraphs (2) or (4) of Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations, to be taken into account in determining Capital Accounts as a result of a Distribution to a Member in complete liquidation of his or her Interest, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their respective LLC Interests in the event that Section 1.704-1(b)(2)(iv)(m)(2) of the Treasury Regulations applies, or to the Member to whom such Distribution was made in the event that Section 1.704-1(b)(2)(iv)(m)(4) of the Treasury Regulations applies.

5.4           Curative Allocations.  The allocations set forth above in paragraph (a) through (f) of Section 5.3 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations.  It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Section 5.4.  Therefore, notwithstanding any other provision of this Article 5 (other than the Regulatory Allocations), the Manager shall make such offsetting special allocations of income, gain, loss or deduction in whatever manner the Manager determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all items of income, gain, loss or deduction were allocated pursuant to Section 5.1 and 5.2 above.  In exercising his discretion under this Section 5.4, the Manager shall take into account future Regulatory Allocations under Sections 5.3(a) and 5.3(b) above that, although not yet made, are likely to offset other Regulatory Allocations previously made under Section 5.3(d) and 5.3(e) above.

Exhibit B 12

5.5           Other Allocation Rules.

5.5.1           Other Allocations.  Unless otherwise herein expressly provided to the contrary, all allocations to the Members pursuant to this Article 5 shall be divided among them in proportion to their respective LLC Interests.

5.5.2           Period.  For purposes of determining Net Profit, Net Loss, or any other items allocable to any period, Net Profit, Net Loss, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Manager using any permissible method under Section 706 of the Code and the Treasury Regulations thereunder.

5.5.3           Excess Nonrecourse Liabilities.  Solely for purposes of determining a Member’s proportionate share of the “excess nonrecourse liabilities” of the LLC within the meaning of Section 1.752-3(a)(3) of the Treasury Regulations, the Members’ interests in Net Profit shall be in accordance with their respective LLC Interests.

5.6           Tax Allocations: Section 704(c) of the Code.  In accordance with Section 704(c) of the Code and the Treasury Regulations there under, income, gain, loss and deduction with respect to any property contributed to the capital of the LLC shall, solely for tax purposes, be allocated among the Members to as to take account of the variation between the adjusted basis of such property to the LLC for federal income tax purposes and its Gross Asset Value as follows:

(a)
Contributed Property.  The Manager and the Member or Members who contributed such property shall have the sole discretion to choose among the alternatives set forth in the Treasury Regulations issued under Section 704(c) of the Code for handling such variation, and, to the extent allowable under the applicable Treasury Regulations, different methods may be used for specific assets.

(b)
Gross Asset Value.  In the event the Gross Asset Value of any asset of the LLC is adjusted pursuant to Section 1.11(b) of (d) hereof, the Manager shall have the sole discretion to choose among the alternatives set forth in the Treasury Regulations issued under Section 704(c) of the Code for allocating income, gain, loss, and deduction with respect to such asset so as to take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value.

(c)
Tax Allocations Only.  Allocations pursuant to this Section 5.6 are solely for purposes of federal and state taxes and shall not affect, or in any way be taken into account in determining, any Member’s Capital Account or LLC Interest.

5.7           Allocation of Net Profits and Losses and Distributions in Respect of a Transferred LLC Interest.

Exhibit B 13

5.7.1           Pro Rata Allocation.  If any LLC Interest is transferred, or is increased or decreased by reason of the admission of a new Member or otherwise, during any Fiscal Year of the LLC, each item of income, gain, loss, deduction, or credit of the LLC for such Fiscal Year shall be assigned pro rata to each day in the particular period of such fiscal year to which such item is attributable (i.e., the day on or during which it is accrued or otherwise incurred) and the amount of each such item so assigned to any such day shall be allocated to the Member based upon his or her respective LLC Interest at the close of such day.

5.7.2           Semi-Monthly.  However, for the purpose of accounting convenience and simplicity, the LLC shall treat a transfer of, or an increase or decrease in, a LLC Interest which occurs at any time during a semi-monthly period (commencing with the semi-monthly period including the date hereof) as having been consummated on the last day of such semi-monthly period, regardless of when during such semi-monthly period such transfer, increase, of decrease actually occurs (i.e., sales and dispositions made during the first 15 days of any month will be deemed to have been made on the 15th day of the month).

5.7.3           Current Members.  Notwithstanding any provision above to the contrary, gain or loss of the LLC realized in connection with a sale or other disposition of any of the assets of the LLC shall be allocated solely to the parties owning LLC Interests as of the date such sale or other disposition occurs.

5.8           Distributable Cash.  Except as otherwise provided in Section 11.4 hereof relating to liquidating distributions, Cash Flow, if any, shall be distributed monthly or at such other times as the Manager in his discretion shall deem appropriate in the following order of priority:

(a)	Ordinary Cash Flow. Ordinary Cash Flow shall be distributed to the Members in the following order of priority:

(i)	First, to the Members in accordance with any tax distributions called for in this Agreement;

(ii)	Second, to the Members in accordance with their LLC Interests.

(b)	Extraordinary Cash Flow. Extraordinary Cash Flow shall be distributed to the Members in the following order of priority:

(v)	First, to the Members in accordance with any tax distributions called for in this Agreement;

(vi)	Second, to the Members in proportion to, and to the extent, of their unrecovered Capital Contribution;

(iv)	Third, to any and all Members pro rata until their Capital Accounts equal to –0-; and

(v)	Finally to the Members in accordance with their respective LLC Interests.

Exhibit B 14

(c)	Notwithstanding the above distribution order, the Manager Rod Smith shall not receive any distributions of any type until such time that all Members’ Capital Accounts are zero.

5.9           Distributions in Kind.  Any property distributed to the Members in kind shall be treated as though such property had been sold by the LLC at the time of Distribution for its fair market value, and unrecognized gain or loss associated with such distributed property shall be allocated to the Capital Accounts of Members in the same manner as Net Profit or Net Loss would have been allocated if such distributed property had actually been sold; provided, however, that if such Distribution takes place pursuant to the dissolution of the LLC, any adjustments to Capital Account balances resulting from actual sales, exchanges, or other dispositions of LLC Property made pursuant to dissolution.

5.10           Distribution of Assets by the LLC.  Subject to applicable law and any limitations contained elsewhere in this Agreement, the Manager may elect from time to time to distribute in kind to the Members, which distributions shall be paid to all Members pro rata according to their percentage of LLC Interest ownership in relation to all Common and Preferred interests then outstanding.  Upon any distribution in kind, Management shall determine a fair market value of the distribution for purposes of determining the value of the distribution to each Member.  All such distributions shall be made only to the Persons who, according to the books and records of the LLC, are the holders of record of the economic interests in respect of which such distributions are made on the actual date of distribution. Neither the LLC nor any Manager shall incur any liability for making distributions in accordance with this Section 5.8.

5.11           Distribution and Sale of Leads and GPDB Club Memberships. The Manager may, at his sole discretion, distribute and sell to the Members leads and GPDB buying club memberships generated by the LLC, which distributions shall be made to all Members pro rata according to their percentage of LLC Interest ownership in relation to all Common Units then outstanding.  Upon any distribution, Management shall determine a fair market value of the distribution for purposes of determining the value of the distribution to each Member.  All such distributions shall be made only to the Persons who, according to the books and records of the LLC, are the holders of record of the economic interests in respect of which such distributions are made on the actual date of distribution. Leads and GPDB buying club memberships not purchased by Members shall be allocated to a general pool for sale to GPDB Rewards members or entities in the GPDB membership organization. Neither the LLC nor any Manager shall incur any liability for making distributions in accordance with this Section 5.11.

5.12           Form of Distribution.  A Member, regardless of the nature of the Member’s Capital Contribution, has no right to demand and receive any distribution from the LLC in any form other than money. No Member may be compelled to accept from the LLC a distribution of any asset in kind in lieu of a proportionate distribution of money being made to other Members. Except upon the dissolution and winding up of the LLC, no Member may be compelled to accept a distribution of any asset in kind.

Exhibit B 15

5.13           Restriction on Distributions.

(a)           No distribution shall be made if, after giving effect to the distribution:

(i)	The LLC would not be able to pay its debts as they become due in the usual course of business; or

(ii)
The LLC’s total assets would be less than the sum of its total liabilities plus, unless this Agreement provides otherwise, the amount that would be needed, if the LLC were to be dissolved at the time of the distribution, to satisfy the preferential rights of other Members, if any, upon dissolution that are superior to the rights of the Member receiving the distribution.

(b)	The Manager may base a determination that a distribution is not prohibited on any of the following:

(i)	Financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances.

(ii)	A fair valuation.

(iii)	Any other method that is reasonable in the circumstances.

5.14           Return of Distributions. Except for distributions made in violation of the Act or this Agreement, no Member or Economic Interest Owner shall be obligated to return any distribution to the LLC or pay the amount of any distribution for the account of the LLC or to any creditor of the LLC. The amount of any distribution returned to the LLC by a Member or paid by a Member for the account of the LLC or to a creditor of the LLC shall be added to the account or accounts from which it was subtracted when it was distributed to the Member.

5.15           Obligations of Members to Report Allocations.   The Members are aware of the income tax consequences of the allocations made by this Section 5 and hereby agree to be bound by the provisions of this Section 5 in reporting their shares of LLC income and loss for income tax purposes.

Exhibit B 16

SECTION 6:  MANAGEMENT

6.1           Manager.  The day-to-day activities of the LLC shall be managed by Manager selected by the Members. The Members shall have the right to appoint a Manager at any time upon the affirmative vote of a majority of the LLC Interests outstanding.  Members holding a majority of the LLC Interests may vote to appoint a Manager and approve operating procedures to govern the Manager.  The Manager does not have to be a Member.   For purposes of this Agreement, all references to “Manager” shall mean the Manager appointed herein. Until the next meeting of the Members, the Manager shall be Rod Smith.

6.2 Officers.  The LLC shall not have any Officers until such time as the Members vote to elect Officers and specify duties for such Officers.

SECTION 7:  TRANSFER AND ASSIGNMENT OF LLC INTEREST

7.1           Transfer or Assignment of Member’s Interest.  Except as otherwise provided in this Agreement, no Member may transfer and/or assign, in whole or in part, his or her LLC Interest at any time.  For purposes of this Agreement transfer shall mean sale, exchange, assignment, alienation, disposition, gift, pledge, hypothecation, encumbrance, or grant of security interest in the LLC Interest.

7.2           Consent to Transfer.  No transfer or assignment of a LLC Interest, or any part thereof, will be valid without the express written consent of 51% percent of the LLC Interests.  If a LLC Interest is transferred or assigned without consent of 51% percent of the LLC Interests, the transferee shall have no rights in nor may participate in the management or operation of the business and affairs of the LLC nor have the right to become a Member of the LLC.  Any transfer or assignment of a LLC Interest without the proper compliance with this Section 7 shall only effect a transfer or assignment of the Member’s Financial Interest, and the transferring Member shall still be bound to the terms of this Agreement.  If a transfer or assignment does obtain the required consent, then the transferee shall be admitted as an additional Member pursuant to this Agreement. A transferring Member will be deemed to have received proper consent pursuant to this Section 7.2 if such transferring Member complies with the offer and notice requirements of Section 7.5 below.

7.3           Transfer to Family Members.  For purposes of this section, the restriction on the transfer or assignment of a LLC Interest shall not apply to transfers or assignments to a Member’s immediate family, including his or her spouse, parents, siblings, and children, or a trust, corporation, or other entity controlled by the transferring Member.

7.4           Restriction on Transfer; Right of First Refusal. Prior to a merger or acquisition of the LLC, the sale of all or substantially all of the assets of the LLC, or a firm commitment underwritten public offering pursuant to an effective registration statement, Members shall not sell or otherwise transfer (including transfer by operation of law) any LLC Interest to any third party unless such LLC Interest shall first be offered to the LLC for purchase at the price per Unit offered by a non-related, non-affiliated, third party which the Purchaser agrees to accept subject to this right of first refusal. In the event the LLC agrees to purchase the LLC Interest, 50% of the purchase price shall be paid at the time of the election to purchase the LLC Interest and the balance shall be paid in three equal monthly installments, each installment due on or before the first day of each calendar month thereafter.  If the LLC does not agree to purchase the LLC Interest within 60 days of receiving notice of their first right, the selling Member shall have the right, within 30 days thereafter to sell the LLC Interest to the third party, which shall be deemed transferred in accordance with Section 7.2.

Exhibit B 17

SECTION 8:  BOOKS AND RECORDS

8.1           Maintenance of Books and Records.  The LLC shall establish and maintain appropriate books and records in accordance with accrual income tax basis of accounting.  There shall be kept at the principal office of the LLC and the registered office of the LLC, if different, the following LLC documents:

(a)	A current list of the name and business or residence address of each Member and it, his or her Capital Contribution and LLC Interest;

(b)	A current list of the name and business or residence address of the Manager;

(c)	A copy of the Articles of Organization and this Agreement and any amendments thereto;

(d)	Copies of the LLC’s federal, state, and local income tax or information returns, if any, for the past six fiscal years;

(e)	Copies of the financial statements of the LLC, if any, for the past six fiscal years;

(f)	Originals or copies of all minutes, actions by written consent, consents to action, and waivers of notice to Members, Member votes, actions and consents; and

(g)	Any other information required to be maintained by the LLC pursuant to the state of organization’s LLC statute.

8.2           Annual Accounting.  Within 30 days after the close of each fiscal year of the LLC, the LLC shall cause to be prepared and submitted to each Member a balance sheet and income statement for the preceding fiscal year of the LLC (or portion thereof) in conformity with accrual income tax basis of accounting and provide to the Members all information necessary for them to complete federal and state tax returns.

8.3           Inspection and Audit Rights.  Each Member has the right, upon reasonable request, for purposes reasonably related to the interest of that Member, to inspect and copy during normal business hours any of the LLC books and records.  Such right may be exercised by the Member or his or her agent or attorney.  Any Member may require a review and/or audit of the books, records, and reports of the LLC.

Exhibit B 18

8.4           Bank Accounts.  All funds of the LLC shall be deposited in the LLC’s name in such banks as determined by the Members.  All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the LLC, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by the Members.

8.5           Fiscal Year.  The LLC’s fiscal year shall end on December 31st.

8.6           Accounting Method.  For financial reporting purposes, the books and records of the LLC shall be kept on the accrual tax basis of accounting applied in a consistent manner and shall reflect all transactions of the LLC and be appropriate and adequate for the purposes of the LLC.

SECTION 9:  TAXATION

9.1           Tax Year.  The LLC’s taxable year shall end on December 31st.

9.2           Tax Matters Partner.  A majority of the LLC Interests at a meeting of the Members shall appoint a Tax Matters Partner pursuant to Code Section 6231 to represent the LLC.  The Tax Matters Partner, on behalf of the LLC, shall oversee the LLC tax affairs in the overall best interests of the LLC and make all elections for federal income tax purposes.  The Tax Matters Partner shall have all necessary federal and state income and information tax returns prepared and filed on behalf of the LLC.  The determination of the Tax Matters Partner as to adjustments to the financial reports, books, records, and returns of the LLC, in the absence of fraud or gross negligence, shall be final and binding upon the LLC and all of the Members.  Andrew Smith shall be the initial Tax Matters Partner until such time as another Member is selected as the Tax Matters Partner.

SECTION 10:  INDEMNIFICATION

10.1           Indemnification.  The LLC shall indemnify and hold harmless any Member to the full extent provided for by statute of the state of formation and to a greater extent as determined by a majority vote of the LLC Interests.

SECTION 11:  LLC OWNERSHIP

11.1           Issuance of LLC Certificates. This Agreement shall serve as evidence of each Member’s LLC Interest, designated as Common Units.  In addition, the LLC shall issue a certificate as evidence of each Member’s LLC Interest.  The certificates shall bear a restrictive legend substantially as follows:

The Units represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) and are “restricted securities” as that term is defined in Rule 144 under the Act.  The Units may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the issuer’s satisfaction.

Exhibit B 19

SECTION 12:  TERMINATION AND DISSOLUTION

12.1           Dissolution.  The LLC shall be dissolved upon the occurrence of any of the following events:

(a)           The expiration of the period fixed in the Articles of Organization; or
(b)           The written consent of a majority of the LLC Interests then outstanding.

12.2           Statement of Intent to Dissolve.  Upon the occurrence of any of the events specified above, the LLC shall execute and file a Statement of Intent to Dissolve.

12.3           Conduct of Business.  Upon the occurrence of any of the events specified above, a majority of the Members shall appoint one or more of the Members to act as liquidator and wind up all LLC business and affairs.  However, the LLC shall continue to exist until Articles of Dissolution have been filed or until a decree dissolving the LLC has been entered by a court of competent jurisdiction.

12.4           Distribution upon Termination of LLC Business.  Upon the occurrence of any of the events specified above and the termination of the business of the LLC, and the completion of the winding up all LLC business and affairs, the assets of the LLC shall be promptly liquidated and distributed in the following order:

(a)	First, to the payment and discharge of all of the LLC’s debts and liabilities, other than debts to Members and transferable debts secured by LLC Property;

(b)	Second, to the setting up of such reserves which the Liquidator may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the LLC;

(c)
Third, to the payment and discharge of any loans or advances made by Members to the LLC and all expenses, including attorneys’ fees, incurred by the Liquidator in connection with winding up and liquidation of the LLC;

(d)	Fourth, to the Members, to the extent of and in proportion to the accrued and unpaid Preferred Distribution, and according to the liquidation preferences described in 3.9.1;

(e)
Fifth, to the extent the unrecovered Capital Contribution of any of the Members shall then be more than zero, to such Members, each in the ratio which the positive balance of his unrecovered Capital Contribution bears to the aggregate positive balances of all such Members’ unrecovered Capital Contribution, until and to the extent required to cause the balance of each such Member’s unrecovered Capital Contribution to equal zero;

Exhibit B 20

(f)
Sixth, the balance, if any, to the extent the Capital Accounts of the Members shall be more than zero (after taking into account all Capital Account adjustments for the taxable year of liquidation), any such proceeds shall be distributed to such Members each in the ratio which the positive balance of his Capital Account bears to the aggregate positive balances of all such Members until and to the extent required to cause the balance of each such Member’s Capital Account to equal zero.

In the discretion of the Liquidator, a pro rata portion of the Distributions that would otherwise be made to the Members pursuant to this Section 12.4 may be:

(i)
distributed to a trust established for the benefit of the Members for the purpose of liquidating LLC assets, collecting amounts owed to the LLC, and paying any contingent or unforeseen liabilities or obligations of the LLC.  The assets of any such trust shall be distributed to the Members from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the LLC would otherwise have been distributed to the Members pursuant to this Agreement;

(ii)
withheld to provide a reasonable reserve for LLC liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed the Company, provided that such withheld amounts shall be distributed to the Members as soon as practicable.

12.5           Mixed Distributions.  Where the distribution consists both of cash and non-cash assets, the cash shall be distributed first, in descending order, to the above categories.  With respect to the non-cash assets, which distribution values are to be based on the fair market value of the non-cash asset as determined in good faith by the liquidator, the liquidator may sell the non-cash assets and distribute the cash proceeds or distribute the assets in kind, in descending order, to the above categories.

12.6           Termination.  The LLC shall be terminated upon the distribution of all assets.  The Members shall cause the LLC to file articles of dissolution, if required, or take any other actions necessary to terminate the LLC.

SECTION 13:  MERGER OR CONVERSION

13.1           Merger.  The LLC may be merged into another entity upon the approval of a majority of the LLC Interests then outstanding by vote at a meeting of the Members at which a quorum is present or by written consent.

13.2           Conversion.  The LLC may be converted into another entity in accordance with the provisions of the Utah Code, Title 4c, Chapter 1401 et. seq. upon the approval of a majority of the LLC Interests then outstanding by vote at a meeting of the Members at which a quorum is present or by written consent.

Exhibit B 21

SECTION 14:  AMENDMENTS

14.1           Amendments by Members.  This Agreement may be adopted, amended, altered, or repealed by the vote at a meeting of the Members at which a quorum is present or written consent of a majority of the LLC Interests then outstanding.

SECTION 15:  GENERAL PROVISIONS

15.1           Entire Agreement/Modification.  This Agreement and any related written agreement among the parties or the LLC contain the entire understanding of the parties with respect to the subject matter of the Agreement, and it supersedes all prior understandings and agreements, whether written or oral, and all prior dealings of the parties with respect to the subject matter hereof.  This Agreement may be changed by a vote of a majority of the LLC Interests, so long as no fraud is committed against any of the Members of the LLC. Further, no consent or waiver, express or implied, to or of any breach or default shall constitute a consent or waiver to or of any other breach.

15.2           Partition.  Each Member agrees that he or she has no right, and irrevocably waives any and all such rights, to have the assets of the LLC partitioned, or to file a complaint, or institute and maintain any proceeding at law or equity to have the assets of the LLC partitioned.

15.3           Further Actions.  Each of the Members agrees to execute, acknowledge, and deliver such additional documents, and take such further actions, as may reasonably be required from time to time to carry out each of the provisions and the intent of this Agreement, and every agreement or document relating hereto, or entered into in connection herewith.

15.4           Severability.  If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

15.5           Successor and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives, and assigns.  This Agreement may not be assigned by any party without the express written consent of the other parties.

15.6           Notices.  All notices, requests, demands, and other communications made hereunder shall be in writing and shall be deemed duly given if delivered or sent by telex, facsimile, or registered or certified mail, postage prepaid as of the date so delivered to the Member’s address listed in the Recital paragraphs or such Member’s principle place of business or principle facsimile number, or to such other address or person as the party may designate by notice to the other party hereunder.

15.7           Attorneys’ Fees.  In the event of any litigation, arbitration or other dispute arising as a result of or by reason of this Agreement, the prevailing party in any such litigation, arbitration or other dispute shall be entitled to, in addition to any other damages assessed, its reasonable attorneys’ fees, and all other costs and expenses incurred in connection with settling or resolving such dispute.

Exhibit B 22

15.8           Construction.  Throughout this Agreement, the masculine, feminine, or neuter genders shall be deemed to include the masculine, feminine, and neuter and the singular, the plural, and vice versa.  The section headings of this Agreement are for convenience of reference only and do not form a part hereof and do not in any way modify, interpret, or construe the intentions of the parties.

15.9           Execution and Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts when taken together shall constitute one and the same instrument.

15.10           Governing Law and Forum Selection.  This Agreement shall be governed by, and interpreted in accordance with, the laws of the state of formation.  Suits may only be brought in the state of formation.

IN WITNESS WHEREOF, the Members hereto have caused this Agreement to be duly executed as of the date stated in the Recital paragraphs.

MEMBERS HOLDING COMMON UNITS:

_______________________________
ROD A. SMITH

_______________________________
REGINA SMITH, TRUSTEE ON BEHALF
OF THE SMITH FAMILY TRUST

_______________________________
GARY OR HELEN SMITH

_______________________________
RUSS KARLEN

_______________________________
DAVID & BARBARA ALLEN

_______________________________
BRANDON & LACEY FUGAL

Exhibit B 23

_______________________________
DANIEL & JILL FUGAL

_______________________________
ANDREW SMITH

_______________________________
LYNN J. & DAWN R. HADFIELD

_______________________________
SAMUEL & PATRICE SPENCER

_______________________________
SANDRA OR KELLY SAVAGE

_______________________________
S. PHILIP SPENCER ON BEHALF OF
3SP INVESTMENTS LLC

_______________________________
SCENIC HOLDINGS LLC

_______________________________
JEFFREY S. OR NANCE M. KAMMERSELL

_______________________________
FRED KAMMERSELL

_______________________________
BERKLEY OR DIANE HOFFER

_______________________________
PATTY JAMES

_______________________________
NED WARNER

Exhibit B 24

_______________________________
JOEL BROWNSTEIN

_______________________________
CONNIE SELF

_______________________________
ZACHARY DUTTON

_______________________________
KIMBERLY WARNER

_______________________________
DAVE GOLDBERG

_______________________________
THOMAS S. & SUSAN M. SMITH

_______________________________
E.J. CORRY

_______________________________
HARRY OR MARYANN MARCO

_______________________________
DAVID OR LAURA HOULE

_______________________________
TERI DOMANSKI

_______________________________
DAVE HYMUS

_______________________________
DARIS RICE

Exhibit B 25

_______________________________
DAN SMITH

_______________________________
TONY RODDA

_______________________________
RALPH NOBREGA

_______________________________
SANDRA ROBLES

_______________________________
LARRY & SANDEE CARSON

_______________________________
MARK A. HANSEN

_______________________________
MICHAEL LANGE

_______________________________
TIM HAYES

_______________________________
MATT KAMMERSELL

_______________________________
MELISSA KAMMERSELL

_______________________________
JOEL BROWNSTEIN

_______________________________
KEVIN MAYBERRY

_______________________________
JENI JONES

Exhibit B 26

EXHIBIT “C”

THE GREEN POLKADOT BOX LLC
_____________________________________________________

FORM OF WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.
_____________________________________________________

THE GREEN POLKADOT BOX LLC

COMMON UNIT PURCHASE WARRANT NO. 2011-__
_____________________________________________________

Dated:  December ___, 2011

THE GREEN POLKADOT BOX LLC, a Utah limited liability company located at 629 East Quality Drive, American Fork, Utah 84003  (the “Company”), hereby certifies that, for value received, ____________________________________ or its registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of ______ Common Units (the “Units”) of the Company (each such Unit, a “Warrant Unit” and all such Units, the “Warrant Units”) at an exercise price equal to $1.35 (the “Exercise Price”) per Warrant Unit (hereinafter this Unit purchase warrant is referred to as the “Warrant” or the “Warrants”). The Warrants may be exercised through and including December 31, 2016 (the “Expiration Date”).  This Warrant is subject to the following additional terms and conditions:

1.           Warrant Register; Registration of Transfers and Exchanges.

1.1           The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

Exhibit C 1

1.2           The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address for notice specified in Section 9 along with an opinion of counsel to the Holder reasonably acceptable to the Company that such transfer may be made without compliance with Federal and state securities laws.  Upon any such registration or transfer, a new warrant to purchase Units, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

1.3           This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company at its address for notice specified in Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Units which may then be purchased hereunder.  Any such New Warrant will be dated the date of such exchange.

2.	Duration, Exercise and Redemption of Warrants.

2.1           This Warrant shall be exercisable by the registered Holder on any business day before 5:00 P.M., Utah time, at any time and from time to time on or after the date hereof to and including the Expiration Date.  At 5:00 P.M., Utah time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

2.1           Subject to Sections 1.3 and 5, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 9 and upon payment of the Exercise Price multiplied by the number of Warrant Units that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than five business days after the Date of Exercise, as defined herein) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Units issuable upon such exercise.  Any person so designated by the Holder to receive Warrant Units shall be deemed to have become a holder of record of such Warrant Units as of the Date of Exercise of this Warrant.  A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Units so indicated by the holder hereof to be purchased.

2.3           This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Units.  If less than all of the Warrant Units which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Units for which no exercise has been evidenced by this Warrant.

Exhibit C 2

3.           Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Units upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Units or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Units unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Units upon exercise hereof.

4.           Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if reasonably satisfactory to it.  Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

5.           Reservation of Warrant Units.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Units, solely for the purpose of enabling it to issue Warrant Units upon exercise of this Warrant as herein provided, the number of Warrant Units which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders (taking into account the adjustments and restrictions of Section 6).  The Company covenants that all Warrant Units that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.

6.           Certain Adjustments.

6.1           The Exercise Price and number of Warrant Units issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 6.  Upon each such adjustment of the Exercise Price pursuant to this Section 6, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Units obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Units issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

6.2           If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Units (as defined below) or on any other class of capital stock (and not the Units) payable in Units, (ii) subdivide outstanding Units into a larger number of Units, or (iii) combine outstanding Units into a smaller number of Units, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Units (excluding treasury Units, if any) outstanding before such event and of which the denominator shall be the number of Units (excluding treasury Units, if any) outstanding after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of Members entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

Exhibit C 3

6.3           In case of any reclassification of the Units, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company in which the consideration therefor is equity or equity equivalent securities or any compulsory Unit exchange pursuant to which the Units is converted into other securities or property, then the Holder shall have the right thereafter to exercise this Warrant only into the Units and other securities and property receivable upon or deemed to be held by holders of Units following such reclassification, consolidation, merger, sale, transfer or Unit exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property of the Company’s business combination partner equal to the amount of Warrant Units such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or Unit exchange.  The terms of any such consolidation, merger, sale, transfer or Unit exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 6.3 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or Unit exchange.

6.4           If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Units (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 6.2, 6.3 and 6.5), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of Members entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding Unit as determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which, in all events, may be the firm that regularly examines the financial statements of the Company) (an “Appraiser”) mutually selected in good faith by the holders of a majority in interest of the Warrants then outstanding and the Company.  Any determination made by the Appraiser shall be final.

6.5           If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute Units to all holders of Units for a consideration per Unit less than the Exercise Price then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (A) the number of Units outstanding immediately prior to such issue or sale multiplied by the Exercise Price, and (B) the consideration, if any, received or receivable by the Company upon such issue or sale by (ii) the total number of Units outstanding immediately after such issue or sale.

Exhibit C 4

6.6           For the purposes of this Section 6, the following clauses shall also be applicable:

(i)  Record Date.  In case the Company shall take a record of the holders of its Units for the purpose of entitling the holders of Units (A) to receive a dividend or other distribution payable in Units or in securities convertible or exchangeable into Units, or (B) to subscribe for or purchase Units or securities convertible or exchangeable into Units, then such record date shall be deemed to be the date of the issue or sale of the Units deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii)  Treasury Units.  The number of Units outstanding at any given time shall not include Units owned or held by or for the account of the Company, and the disposition of any such Units shall be considered an issue or sale of Units.

6.7           All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a Unit, as the case may be.

6.8           If:

(i)           the Company shall declare a dividend (or any other distribution) on its Units; or

(ii)           the Company shall declare a special nonrecurring cash dividend on or a redemption of its Units; or

 (iii)           the Company shall authorize the granting to all holders of the Units rights or warrants to subscribe for or purchase any Units of any class or of any rights; or

 (iv)           the approval of any Members of the Company shall be required in connection with any reclassification of the Units of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Units is converted into other securities, cash or property; or

 (v)           the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Units of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Units of record shall be entitled to exchange their Units for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

Exhibit C 5

7.           Payment of Exercise Price.  The Holder may exercise this Warrant by tendering to the Company cash or certified or official bank check or checks in an amount calculated by multiplying the Exercise Price per share by the number of Warrant Units the Holder desires to purchase.

8.           Fractional Units.  The Company shall not be required to issue or cause to be issued fractional Warrant Units on the exercise of this Warrant.  The number of full Warrant Units, which shall be issuable upon the exercise of this Warrant, shall be computed on the basis of the aggregate number of Warrant Units purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Unit would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Units issuable, up to the next whole number.

9.           Notices. Any and all notices or other communications or deliveries hereunder shall be given either personally, by commercial express mail service (e.g. FedEx), pre-paid for next business day service, fax, or e-mail, addressed to the party at the address of the party appearing below.  Notice shall be deemed to have been given in accordance with this Section 9 and be deemed effective on the earlier of (i) actual receipt in the case of personal delivery or delivery by commercial express mail service, or (ii) upon transmission to the party to whom such notice is required to be given in the case of delivery by fax or e-mail.  The addresses for such communications shall be:

If to the Company:               THE GREEN POLKADOT BOX LLC
                Attention:  Rod Smith, Manager
629 East Quality Drive
American Fork, Utah 84003

Fax:           801-756-4400
E-mail: rsmith@greenpolkadotbox.com

If to the Holder:

Fax:
E-mail:

Either party may change the address to which notices are to be sent by delivering notice to the other party in accordance with this Section 9.

Exhibit C 6

10.           Warrant Agent.  The Company shall serve as warrant agent under this Warrant.  Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent.  Any business entity into which the Company or any new warrant agent may be merged or any business entity resulting from any consolidation to which the Company or any new warrant agent shall be a party or any business entity to which the Company or any new warrant agent transfers substantially all of its transfer agent services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

11.           Miscellaneous.

11.1           This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only in writing signed by the Company and the Holder.

11.2           Subject to Section 11(a), above, nothing in this Warrant shall be construed to give to any person or limited liability company other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

11.3           This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Utah without regard to the principles of conflicts of law thereof.

11.4           The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

11.5           In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

THE GREEN POLKADOT BOX LLC

By:	/s/
Rod A. Smith, Manager

Exhibit C 7

FORM OF ELECTION TO PURCHASE
(To be executed by the Holder to exercise the right
to purchase Common Units under the foregoing Warrant)

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ___________ Common Units (“Units”) of THE GREEN POLKADOT BOX LLC and encloses herewith $_________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of Common Units to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.  The undersigned requests that certificates for the Common Units issuable upon this exercise be issued in the name of

Print name and address:

Print social security or tax identification number:

If the number of Common Units issuable upon this exercise shall not be all of the Common Units which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the Common Units not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

Print name and address:

IN WITNESS WHEREOF, this Election to Purchase has been executed by the undersigned as of the date indicated below.

Dated:	Name of Holder:

Signature:

By (if entity):

Name (if entity):

Title (if entity):

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Exhibit C 8

ASSIGNMENT OF WARRANT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________________________________________________________________ the right represented by the within Warrant to purchase Common Units of THE GREEN POLKADOT BOX LLC to which the within Warrant relates and appoints the Secretary of THE GREEN POLKADOT BOX LLC attorney to transfer said right on the books of THE GREEN POLKADOT BOX LLC with full power of substitution in the premises.

Dated:	Name of Holder:

Signature:

By (if entity):

Name (if entity):

Title (if entity):

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

In the presence of:

___________________________________________
(Signature of Witness)

___________________________________________
(Printed Name of Witness)

Name and Address of Transferee:

Exhibit C 9

EXHIBIT “D”

THE GREEN POLKADOT BOX LLC

ACCREDITED INVESTOR QUESTIONNAIRE

I represent and warrant that I at the time of my investment in THE GREEN POLKADOT BOX LLC I meet the definition of an “Accredited Investor” under the terms of the section checked below, or I am acting in a fiduciary capacity for a person or entity investing in THE GREEN POLKADOT BOX LLC and such person or entity is an Accredited Investor under the terms of the section checked below:

Definition of Accredited Investor.

I am a natural person who had an individual income of more than $200,000 in each of the most recent two years or joint income with his or her spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year (“income,” for purposes hereof, should be computed as follows: individual adjusted gross income as reported (or to be reported) on a Federal income tax return, increased by (1) any deduction of long-term capital gains under section 1202 of the Internal Revenue Code of 1986 (the “Code”), (2) any deduction for depletion under Section 611 et seq. of the Code, (3) any exclusion for interest under Section 103 of the Code, and (4) any losses of a partnership as reported on Schedule E of Form 1040);

I am a natural person whose individual net worth (i.e., total assets in excess of total liabilities), or joint net worth with his or her spouse, will at the time of purchase of the Common Units be in excess of $1,000,000 excluding the value of your primary residence and the debt secured by your primary residence up to the amount of the value of your primary residence;

The undersigned is the duly authorized officer, general partner, or trustee of a corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501 (c)(3) of the Internal Revenue Code of 1986, as amended (tax exempt organization), not formed for the specific purpose of acquiring the Common Units, having total assets in excess of $5,000,000; or

The undersigned is the duly authorized agent of an entity (other than a trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

Company Name

Dated: December ___, 2011
Name of Subscriber

Signature of Subscriber

Name and Title (if applicable)

  Exhibit D 1

EXHIBIT “E”

THE GREEN POLKADOT BOX LLC

ACKNOWLEDGMENT OF RISK FACTORS

The Convertible Promissory Note and the securities into which the Convertible Promissory Note are convertible (hereinafter collectively referred to as the “Offered Securities”) of THE GREEN POLKADOT BOX LLC (“GPDB” or the “Company”) being offered are highly speculative, involve a high degree of risk, and are not suitable for all investors.  Before making an investment in the Offered Securities, each prospective investor is encouraged to consider the following risks factors inherent in and affecting the Company’s business and prospects, as well as other risk factors inherent in such an investment.

No Revenue History

GPDB is a startup company with limited operating history. Additionally, substantial additional capital is needed to commence business operations and for the growth of the Company, including capital for inventory, sales and marketing, working capital, and general and administrative expenses. The capital raised through the present offering will be used as bridge capital to continue business operations while the Company seeks to secure the substantial additional capital it will require for its operations and growth.  GPDB may incur significant losses for the foreseeable future as it pursues its business plan, promotes its website, offers memberships for its online buying club, and purchase and sell goods.  The Company may never become a viable business.

General Risks of Business

GPDB has formulated its business plans and strategies based on certain assumptions about the market for online club memberships. Any assumptions are based upon the current perceptions of management regarding the market and the perceived likely acceptance of GPDB by the consuming public.  Management’s assumptions and financial projections represent best estimates only and could prove to be wrong as to the viability of the opportunity, market size, potential market share, pricing, product concept acceptance, or a variety of other assumptions.  GPDB’s success will ultimately depend on the Company’s ability to raise the substantial additional capital needed to execute its business plan and many outside factors, some of which cannot be predicted and most of which are outside the control of the management of the Company.

Attraction and Retention of Wholesale Accounts

The profitability of GPDB is dependent, in part, on the Company's ability to attract and maintain wholesale merchant accounts that will permit GPDB to purchase and resell popular consumer goods.  Numerous factors could prevent the Company from obtaining sufficient accounts to reach profitability and long-term viability, including faulty market assumptions, inadequate marketing, the presence of direct and indirect competition in the areas in and websites at which desirable products might be sold, the public's interest in purchasing products at any particular time, and general economic conditions.

Exhibit E 1

Competition

The wholesale membership club channel is fragmented and intensely competitive. Although GPDB intends to fill a niche in the online marketplace for organic and natural foods, its products, if any, will compete within each market in which the Company operates with other businesses that sell or market retail/wholesale healthy food products and food products in general. The Company also competes in a general sense with other wholesale membership clubs and grocery stores.  Additionally there are relatively few barriers to entry into the online market by new competitors, which may include companies that are larger and have greater resources than the Company.  Because of the competitive marketplace, the Company may at any time be faced with increased competition for sales that could have a negative impact upon the Company’s financial results.

Reliance on Third Party Manufacturing and Distribution

The Company's growth strategy depends to a significant degree upon third party manufacturers and distributors and their ability to produce reliable, defect free products; and then to increase production capacity to meet potential demand. There can be no assurance that any of these factors will remain favorable and/or constant.

The ability of management to effectively control the supply of goods and services, quality production and growing capacity for production will depend upon its ability to identify additional manufacturers, product suppliers and distributors in the United States or parts of the world. There is no assurance that suitable manufacturing and distribution partners can be located.  As a result, the Company may not be able to implement its growth strategy, to acquire sufficient quantities of products on a timely and cost-efficient basis.

Potential Liability

The Company’s business plan poses some known and potentially unknown risks to consumers. Claims may arise against the Company for death or injury suffered by consumers when using the products sold by the Company. The Company is subject from time to time to the risk of litigation arising out of the alleged problems resulting from using the products sold.  Although GPDB will maintain general liability coverage, the Company may not be able to maintain liability insurance on acceptable terms in the future or may not be able to provide adequate coverage against potential claims. In addition, the Company, from time to time, may be required to incur capital expenditures to bring its products into full compliance with future regulatory acts that may be imposed by the EPA, FDA and OSHA.

Government Regulation

GPDB’s operations and business practices will be subject to federal, state, and local government regulation in the various jurisdictions in which its products are sold and/or distributed, including regulations that prescribe certain forms and provisions related to product advertising, sale, and financing, and to federal, state and local health regulations. The Company believes that it will be in substantial compliance with all such applicable regulations and that the cost of such compliance is not expected to have a material adverse effect on the Company's financial condition or results of operation. However, future events, such as changes in existing regulations or the enactment of new regulations, could negatively impact the Company's financial condition or results of operation.

Exhibit E 2

Dependence on Key Personnel

GPDB’s formation and business development has resulted from the efforts of Rod Smith and will be dependent in the future upon certain management, employees, contractors, consultants and GPDB’s operating success.  The loss of services of any of these key contributors could adversely affect the progress of the business. GPDB’S failure to execute its business model, the inability to maintain key relationships with personnel at wholesale and retail merchant accounts and other third party marketing companies would also adversely affect the progress and success of the Company.

Investment Liquidity

The Offered Securities have not been registered under the Securities Act of 1933 (the “Act”) and may not be resold unless subsequently registered there under or an exemption from registration is available.  In the absence of such registration, there is no existing public or other market for the Units, and it is not anticipated that any such market will develop.  Moreover, the transferability of the Offered Securities is subject to certain restrictions, some of which are defined in the Company’s Operating Agreement.  Consequently, you may be unable to liquidate your investment in the event of emergency or for any other reason, and the Offered Securities will not be readily acceptable as collateral for loans.  You should be aware that you will be required to bear the financial risks of this investment for an indefinite period of time.

Need for Proceeds of Offering and Subsequent Funding

GPDB has a pending need for additional funds to be used to execute its business strategy.   GPDB intends to raise additional funds through the sale of additional Offered Securities and/or through debt financing secured by the Company’s inventory.  At the present time, the Company does not know if it will be successful in raising additional capital.   Accordingly the continuation of the business may depend upon the Company’s ability to raise additional funds through equity or debt financing, but the ability to obtain additional funding when it is needed, or that such funding, if available, will be obtainable on terms favorable to GPDB cannot be predicted.  The Company’s inability to obtain additional funding, as required, may severely impair business operations and expansion plans.

Substantial Dilution

Some of GPDB’s existing limited liability company members acquired their equity in the Company at a cost substantially below the price at which you may acquire the Offered Securities. As the Company raises additional capital to fully implement its business plan and offers additional Common Units or options or warrants to purchase Common Units to employees or other service providers as compensation, you will suffer further dilution in the ownership potential represented by the Offered Securities.

Exhibit E 3

Arbitrary Determination of Offering Price

The terms of the Offered Securities were arbitrarily determined by the Company and bear no relationship to its assets, book value, planned results, results of operations, or other established criteria of value.

Broad Discretion in Application of Proceeds

Your investment will be used primarily to continue business operations, purchase product inventory, conduct sales and marketing activities, and produce marketing materials.  You will have no individual control over, and you will not be asked to approve, the use of the proceeds received from the current or future offerings.

Exhibit E 4

ACKNOWLEDGEMENT

I acknowledge that I have carefully read and understand the foregoing risk factors prior to making an investment in the Offered Securities.

Dated: December ___, 2011
Name of Subscriber

Signature of Subscriber

Name and Title (if applicable)

Exhibit E 5